BURNHAM INVESTORS TRUST

Supplement dated February 10, 2012 to the Prospectus dated May 1, 2011 and the Statement of Additional Information dated May 1, 2011

The Prospectus and Statement of Additional Information of Burnham Investors Trust dated May 1, 2011 are hereby supplemented with the following information:

On February 10, 2012, the Board of Trustees of Burnham Investors Trust, a Delaware statutory trust (the “Trust”), authorized the liquidation of Burnham U.S. Government Money Market Fund (the “Fund”).  The liquidation is expected to occur on or about March 23, 2012 (the “Liquidation Date”).  All references to the Fund in the Prospectus should be disregarded as of the Liquidation date.  Effective February 10, 2012, the Fund will no longer offer its shares to new shareholders.

Call Burnham Investors Trust at 1-800-462-2392 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE.